UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 9, 2019

Cactus, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38390	35-2586106
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

920 Memorial City Way, Suite 300 Houston, Texas 77024
(Address of principal executive offices) (Zip Code)

(713) 626-8800
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01	WHD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.               ☒

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 9, 2019, Cactus, Inc. (the “Company”) appointed Donna Anderson to serve as the Chief Accounting Officer and Principal Accounting Officer of the Company. As Principal Accounting Officer, Ms. Anderson will replace Brian Small, who had been serving as the Company’s interim Principal Accounting Officer since September 25, 2019. Mr. Small will continue to serve as the Senior Finance Director of the Company.

Ms. Anderson, 45, joined Cactus, Inc. in July 2019 as the Company’s Corporate Controller. Ms. Anderson previously was the Controller at Seitel, Inc. from 2005 until July 2019. Previously, she was employed by Waste Management, Inc. from 2002 to 2005 where her last position was the Financial Reporting Manager for Recycle America Alliance (a division of Waste Management). Ms. Anderson started her career with KPMG LLP in 1996 where her last position was Audit Manager. Ms. Anderson graduated from Texas A&M University with a Bachelor of Business Administration in Accounting. She is a certified public accountant in the State of Texas.

There are no family relationships between Ms. Anderson and any director, executive officer, or any person nominated or chosen by the Company to become a director or executive officer. There are no transactions in which Ms. Anderson has an interest requiring disclosure on the part of the Company under Item 404(a) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended.

Ms. Anderson does not have an employment agreement with the Company. The Company has entered into its standard form of indemnification agreement with Ms. Anderson. The form indemnification agreement was previously filed as Exhibit 10.6 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, as filed with the Securities and Exchange Commission on March 15, 2019 and is incorporated by reference herein.

In connection with her appointment as Chief Accounting Officer and Principal Accounting Officer, Ms. Anderson will receive an equity grant of restricted stock units (“RSUs”) under the terms of the Company’s Long-Term Incentive Plan. The RSUs will have an aggregate value on the grant date of $225,000. This grant will (i) vest ratably on the first three anniversaries of the grant date and (ii) be subject to substantially similar terms and conditions as the equity awards granted to other officers of the Company as described in the Company’s most recent Proxy Statement.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 10, 2019

Cactus, Inc.

By:	/s/ David Isaac
Name:	David Isaac
Title:	General Counsel, Vice President of Administration

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